CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2013
CONTINGENT LIABILITIES [Abstract]
CONTINGENT LIABILITIES
NOTE 11	-	CONTINGENT LIABILITIES

A.	Claims

1.
On December 31, 2007, the Company completed the sale of the subsidiary, Telematics Wireless Ltd. (Telematics), to a third party (hereinafter: the "Purchaser").  Pursuant to the sale transaction, the Company sold its entire shareholdings of Telematics to the purchaser, for an amount of US$ 80 million (based on a specified enterprise value of Telematics).  The Company was required to deposit an amount of US$5 million in order to secure any adjustments to the purchase price, as further described below (the "Adjustment Escrow Amount"). In addition, the Company was required to deposit an amount of US$ 7.5 million in an escrow account in order to ensure certain representations and warranties towards the Purchaser (the "Escrow Amount").  The Adjustment Escrow Amount and the Escrow Amount were deposited in escrow in January 2008, after receipt of the entire consideration from the purchaser.

In 2008, the Company received a notice from the Purchaser (ST (Infocomm) Ltd. ("ST")), claiming that based on Telematics' performance parameters, the purchase price needs to be decreased by an amount of approximately US$ 10 million (out of which $3 million was recognized as a provision according to management estimate as of the date of such claim).  The Company rejected most of the Purchaser's claims and requested that certain amounts be released from the Adjustment Escrow Amount in accordance with the terms of the agreement with the Purchaser.  The Company and Purchaser commenced arbitration proceedings in this matter, and on February 10, 2011 the arbitrator delivered his determination according to which, the Purchaser's main claims for adjustments to the purchase price were rejected and based on Telematics' 2007 financial statements, the purchase price should be reduced by approximately US$4.4 million. The arbitrator determined that an amount of US$572,000 plus interest was to be released from escrow and be available to the Company. However, the funds held in the Adjustment Escrow Amount remained in escrow until October 2011, when an agreement between the parties provided that the sum of US$4.4 million (and interest accrued thereon) shall be released from the Adjustment Escrow Amount to the Purchaser and that the Company shall waive its claims with regard to the adjustment of the purchase price; and that an amount of US$3 million shall be released to the Company from the second escrow account (in which the Escrow Amount in the sum of US$7.5 million out of the purchase price was deposited), without derogating from the Purchaser's claims for indemnification under the purchase agreement.

Consequently, in October 2011, an amount of US$ 4.65 million (the US$ 4.4 noted above plus interest) was released to ST from the Adjustment Escrow Amount, and an amount of US$ 3 million was released to the Company from the Escrow Amount.  The remainder of US$ 4.9 million of the Escrow Amount, after interest and the release of the US$ 3 million noted above (the "Remaining Escrow Amount") has remained in escrow until ST's additional arbitration (as described below) is resolved.

On December 21, 2009, the Company also received from ST a letter seeking indemnification for an alleged breach of certain representations by the Company under the purchase agreement, claiming damages in an amount of approximately US$ 4.3 million.  ST's letter also included an allegation in respect of a possible and additional breach of representation in an additional amount of approximately US$ 4.3 million.  The Company and ST entered into arbitration proceedings in Israel in which ST claimed damages in the amount of approximately US$ 10.3 million (which amount was considered as the reasonably possible loss amount).  On December 19, 2013, the parties reached a settlement agreement regarding the above dispute and these arbitration proceedings were concluded. Consequently, the Remaining Escrow Amount in the amount of US$ 4.9 million (including accumulated interest), less US$200,000 that will be released to ST, is due to be released to the Company in 2014.

2.
The Company was involved in litigation with Leonardo L.P. (hereinafter: "Leonardo"), a US-based hedge fund, arising out of a financial transaction entered into between the Company and Leonardo in February 2000 as described in the Company's annual report for the year 2011. On June 13, 2011, the district court in its decision accepted one of Leonardo's claims and ordered the Company to pay the sum of approximately US$9.6 million, to be paid in accordance with the exchange rate in NIS at the date of the occurrence of the "triggering event", plus interest and linkage differences under the law and legal expenses in the sum of NIS 1.2 million (approximately US$0.3 million at that time), which totals approximately NIS 78.7 million (approximately US$22.7 million at that time). The Company filed an appeal with the Israeli Supreme Court, in which it appealed the district court's decision dated June 13, 2011 as well as the legal expenses and costs which it was ordered to pay according to the district court's decision. Leonardo counter-appealed the district court's decision to dismiss Leonardo's three alternative claims and to apply interest under the law and not default interest under the terms of the financial transaction between Leonardo and the Company as well as the legal expenses and costs which they were ordered to pay.

As a result of the above district court decision, the Company has recorded an expense (among the balance "other non-operating expenses") in the sum of approximately US$ 14.7 million in its consolidated statements of income of fiscal year 2010. The expense amount represented the excess amount over the US$ 5.9 million that was presented in past periods as Capital Notes with respect to Leonardo. During 2011, US$0.6 million was recorded as adjustment.

In October 2011, the Company paid Leonardo an amount of US$ 22.4 million.  Pursuant to the district court's rulling, the payment amount was placed in escrow under the control of Leonardo, until the consummation of the legal proceedings between the parties.

On July 25, 2012, Leonardo and the Company settled the mutual claims against one another in a settlement agreement that annulled the decision of the district court dated June 13, 2011, pursuant to which out of the sum of NIS 81.9 million (approximately US$22.4 million at that time) which was deposited in escrow, the sum of approximately NIS 49.7 million (approximately $12.2 million at that time) was released to Leonardo and the sum of approximately NIS 32.2 million (approximately $7.4 million at that time) was released to the Company. In addition, it was determined that any surplus amount in the escrow account shall be released to Leonardo and the Company at the ratio of 60-40.

Following the above settlement, the Company recorded an amount of US$ 6.7 million, net of related expenses as a non-operating income, in its 2012 fiscal year financial statements.

3.
On July 13, 2010, the State Revenue Services of São Paulo issued a tax deficiency notice against the subsidiary in Brazil, Ituran Sistemas de Monitoramento Ltda. (the "subsidiary"), claiming that the vehicle tracking and monitoring services provided by the subsidiary should be classified as telecommunication services and therefore subject to the imposition of State Value Added Tax - ICMS, resulting in an imposition of 25% state value added tax on all revenues of the subsidiary during the period between August 2005 and December 2007. The tax deficiency notice was in the amount, at the time of serving the notice upon the subsidiary, of R$36,499,984 (approximately US$22.1 million at the time) plus interest in the amount of R$30,282,420 (approximately US$18.2 million at the time) and penalties in the amount of R$66,143,446 (approximately US$40 million at the time).  As of December 31, 2013, the aggregate sum claimed pursuant to the tax deficiency notice (principal amount, interest and penalties) is estimated at R$200,190,095 (approximately $85.5 million).  The decision of the administration first level was unfavorable to the subsidiary and the subsidiary has filed an appeal to the Administrative Court of Appeals in São Paulo.

On March 2, 2012 the Administrative Court of the State of São Paulo dismissed the State Revenue Services of São Paulo's claims and resolved in the subsidiary's favor. The State of São Paulo filed an administrative appeal to a full bench session at the Administrative Court and the subsidiary is currently waiting the decision of the Administrative Court.  In case the State of São Paulo is successful at the Administrative appeal, the subsidiary will be entitled to challenge the Administrative Court's decision in a court of law.  The subsidiary received a legal opinion from a prominent law firm in Brazil that the merits of the case are favorable to the subsidiary and that it is more likely than not that it will prevail in this case, determining among other things that the imposition on the subsidiary of the State Value Added Tax by the State Revenue Services of São Paulo is illegal.  Management believes, based on the legal opinion of the subsidiary's Brazilian legal counsel and considering the results of the Administrative Court's decision in favor of the subsidiary, that the chances of success are highly probable.

As a result of the above, as of December 31, 2013, no provision has been made with respect to this litigation.  However, in respect of the legal fees of the aforementioned claim, US$ 7.9 million was recorded in the subsidiary's financial statements as of December 31, 2011.  As of December 31, 2013, an amount of US$ 5 million out of the legal fees amount has not yet been settled (based on the tax deficiency notice described above, the reasonably possible loss amount is approximately US$ 85.5 million (including interest and penalties)).  That being said, if the subsidiary's efforts are unsuccessful, this could result in very significant costs to the subsidiary and would adversely affect the results of its operations.

4.
On June 24, 2010, the Brazilian Internal Revenue Service issued a tax assessment that claimed a payment of R$ 7,571,164 (approximately US$ 4.18 million at the time), including interest and penalties due to the offsetting on October 1, 2005, of a receivable amount held by a Dutch subsidiary of the Company (Ituran Beheer BV) and its Brazilian subsidiary (Ituran Sistemas de Monitamento Ltda).  The decision of the administration first level held in May 2011, was unfavorable to the subsidiary and therefore the subsidiary has filed an appeal to the Administrative Court of Appeals in São Paulo. In October 2013, the Court of Appeal has partially accepted the subsidiary's administrative defense in order to reduce the penalty and the subsidiary awaits the decision of the Administrative Court of Appeal.  Management believes, based on the legal opinion of the subsidiary's Brazilian legal counsel that such claim is without merit and will continue to vigorously defend itself in the appeal proceedings.  As of December 31, 2013, the aggregate sum claimed pursuant to the tax deficiency notice (principal amount, interest and penalties) is estimated at R$8.6 million (approximately $3.7 million, which is considered as the reasonably possible loss amount).  As a result of the above as of December 31, 2013, no provision has been made with respect to the Brazilian IRS claim.

5.
Claims are filed against the Company and its subsidiaries from time to time during the ordinary course of business, usually with respect to civil, labor and commercial matters.  The Company's management believes, based on its legal counsels' assessment, that the provision for contingencies recognized in the balance sheet is sufficient and that currently there are no claims (other than those described in this Note above) that are material, individually or in the aggregate, to the consolidated financial statements as a whole.

B.
The Company was declared a monopoly under the Israeli Restrictive Trade Practices Law, 1988, in the market for the provision of systems for the location of vehicles in Israel.  Under Israeli law, a monopoly is prohibited from taking certain actions, such as predatory pricing and the provision of loyalty discounts, which prohibitions do not apply to other companies.  The Israeli Antitrust Authority may further declare that the Company has abused its position in the market.  Any such declaration in any suit in which it is claimed that the Company engages in anticompetitive conduct may serve as prima facie evidence that the Company is either a monopoly or that it has engaged in anticompetitive behavior.  Furthermore, it may be ordered to take or refrain from taking certain actions, such as setting maximum prices, in order to protect against unfair competition.

C.	Commitments

1.
As of December 31, 2013, minimum future rentals under operating leases of buildings for periods in excess of one year were as follows:  2014 - US$ 2.1 million; 2015 - US$ 1.4 million; 2016 - US$ 1.2 million, 2017 - US$ 1 million and 2018 - US$ 992 thousand.

The leasing fees expensed in each of the years ended December 31, 2013, 2012 and 2011, were US$ 2.5 million, US$ 2.5 million and US$ 2.8 million, respectively.

2.
In January 2008, the Company entered into a 10 year Frame Product and Service Purchase Agreement with Telematics, pursuant to which (after the completion of the sale of Telematics, described in Note 11A1, above), the Company and Telematics shall purchase from each other certain products and services as detailed in the agreement for a price and subject to other conditions as detailed in the agreement.  In addition, each of the Company and Telematics undertook toward one another not to compete in each other's exclusive markets in the area of RF vehicle location and tracking RF technology or similar RF terrestrial location systems and technology.  The agreement is for a term of 10 years, following which it shall be renewed automatically for additional consecutive 12 month periods, unless nonrenewal notice is sent by one of the parties to the other.  Pursuant to the agreement, each of Telematics and Ituran granted the other party a license to use certain technology in connection with the products and services purchased from each other, which license survives the termination or expiration of the agreement.

As of December 31, 2013, the Company is obliged to purchase from Telematics products in an aggregate amount of approximately US$ 1.2 million.